May 24, 2011
May 24, 2011
A specialty pharmaceutical company focused on the development and commercialization of proprietary products to address important therapeutic needs in the field of neuroscience
Exhibit 99.1

Forward looking statements
Forward looking statements

This presentation contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this presentation are forward-looking statements. Examples of such statements include our expectation regarding the FDA having a favorable view of the Intermezzo
®
residual effect profile; the sufficiency of the
Intermezzo
®
NDA to gain FDA approval; that Intermezzo
®
will become the first prescription sleep aid indicated for use in the middle of the night; the potential market size for a middle of the night sleep aid; plans to commercialize Intermezzo
®
through the Purdue
collaboration and the receipt by Transcept of payments from Purdue thereunder; reimbursement coverage for Transcept product candidates; intellectual property protection being obtained and maintained for Transcept product candidates; and the potential for
Intermezzo
®
to reduce patient exposure to zolpidem as compared to prophylactic use of other zolpidem products. Transcept may not actually meet these expectations and carryout these plans. Various important factors that could cause actual events to differ materially from such forward-looking statements include FDA deemed insufficiencies in our Intermezzo
®
NDA resubmission,
competitive product commercialization; adverse patent decisions at the USPTO or in court; the willingness of Purdue to commercialize Intermezzo
®
and its ability to do so successfully; payer opinion of Intermezzo
® , if approved; commercial acceptance
of Intermezzo
®
; and variability in the business of Transcept generally. These and other risks are described in greater detail in the
"Risk Factors" section of Transcept periodic reports filed with the Securities and Exchange Commission. Forward-looking statements do not reflect the potential impact of any future in-licensing, collaborations, acquisitions, mergers, dispositions, joint ventures, or investments Transcept may enter into or make. Transcept does not assume any obligation to update any forward-
looking statements, except as may be required by law.

Introduction: Glenn A. Oclassen, CEO Transcept Pharmaceuticals Introduction: Glenn A. Oclassen, CEO Transcept Pharmaceuticals

Today’s agenda
Today’s agenda
Welcome and introduction Glenn Oclassen, CEO
Insomnia overview Andrew Krystal, MD
– Definition, diagnosis and prevalence
– Consequences and co-morbidities
– Current treatment practices
Middle of the night awakenings Thomas Roth, PhD
– What are physicians and patients doing now?
– Treatment rationale
Intermezzo
®
clinical overview Thomas Roth, PhD
Concluding remarks Glenn Oclassen, CEO

Andrew Krystal, MD, MS: professional biography
Andrew Krystal, MD, MS: professional biography
Professor, Department of Psychiatry
Duke University Medical Center
Director, Duke Sleep Research Laboratory, Insomnia Clinic,
Quantitative EEG Lab, Brain Stimulation Research Program
B.S. M.S. Biomedical Engineering, MIT
M.D. and Psychiatry Residency, Duke University

Andrew Krystal, MD, MS: consulting relationships
Andrew Krystal, MD, MS: consulting relationships
Consultant: Abbott, Actelion, Astellas, Kingsdown, Arena, AstraZeneca,
Axiom, Bristol-Myers Squibb, Cephalon, Eli Lilly, GlaxoSmithKline, Jazz,
Johnson & Johnson, King, Merck, Neurocrine, Neurogen, Novartis,
Organon, Pfizer, Philips/Respironics, Sanofi-Aventis, Sunovion, Somaxon,
Takeda, Transcept Pharmaceuticals
Grant/Research Support: Abbott, Astellas, Cephalon, Evotec,
GlaxoSmithKline, Merck, Neurocrine, Neurogen, Neuronetics, NIH, Pfizer,
Sanofi-Aventis, Philips/Respironics, Kingsdown, Sunovion, Somaxon,
Takeda, Transcept Pharmaceuticals

Thomas Roth, PhD: professional biography
Thomas Roth, PhD: professional biography
Director of Sleep Medicine Henry Ford Hospital, Detroit
Clinical Professor, Department of Psychiatry, University of
Michigan
Past President National Sleep Foundation, American
Academy of Sleep Medicine, and Sleep Research Society
Former Chair NIH National Center of Sleep Disorders
Research, and World Health Organization, Worldwide
Projects on Sleep and Health
Past Editor in Chief of the journal SLEEP

Thomas Roth, PhD: consulting relationships
Thomas Roth, PhD: consulting relationships
Consultant: Abbott, Acadia, Acologix, Actelion, Alkermes, Alza, Ancile,
Arena, AstraZeneca, Aventis, Baxter, Bristol-Myers Squibb, Cephalon,
Cypress, Dove, Eisai, Elan, Eli Lilly, Evotec, Forest, GlaxoSmithKline,
Hypnion, Intec, Jazz, Johnson & Johnson, King, Lundbeck, Ortho-McNeil,
MediciNova, Merck, Neurim, Neurocrine Biosciences, Neurogen, Novartis,
Orexo, Organon, Pfizer, Prestwick, Proctor & Gamble, Purdue, Resteva,
Roche, Sanofi, Schering-Plough, Sepracor, Servier, Shire, Somaxon,
Syrex, Takeda, Transcept Pharmaceuticals, Wyeth
Speaker's Bureau: Somaxon, Sepracor
Grant/Research Support: Aventis, Cephalon, Fund for Henry Ford
Hospital, GlaxoSmithKline, Neurocrine, NIH, Pfizer, Sanofi, Schering-
Plough, Sepracor, Somaxon, Syrex, Takeda, Transcept Pharmaceuticals,
Wyeth, XenoPort

Therapeutic focus
Large markets,
unmet needs
Commercial
platform
U.S. primary care partnership: Purdue Pharma
Co-promote option 1 yr post Intermezzo launch
3/31/11: $63M cash, equivalents & investments
No debt
Neuroscience / psychiatry
Intermezzo : middle of the night awakenings
TO-2061
Transcept: preparing for Intermezzo
® commercialization
Transcept: preparing for Intermezzo
® commercialization
9
Strong balance
sheet
Intermezzo PDUFA date July 14, 2011
TO-2061
Near term
catalysts
®
®
®
: treatment resistant OCD
Phase 2 results: anticipated mid 2012

High salivary pH induced by Intermezzo
®
sublingual buffer
system facilitates penetration of zolpidem through oral mucosa
High salivary pH induced by Intermezzo
®
sublingual buffer
system facilitates penetration of zolpidem through oral mucosa
Buffer combination
raises salivary pH to 9.5
Zolpidem tartrate salt form
(hydrophilic) in
sublingual tablet
Zolpidem free base
(lipophilic)
Lipid lining of the
oral mucosa
CH
3
C H
3
O
C
H
3
C H
3
N
N
H
N
2
OH
O
OH
OH
O
O H
CH
3
C H
3
O
CH
3
C H
3
N
N
H
N

Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3x higher Ambien
®
dose
Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3x higher Ambien
®
dose
PK comparison study: Intermezzo
®
3.5mg vs. Ambien 10mg PO (n=33)
Time (min)
9.6x
3.0x
1.5x
Intermezzo
®
3.5 mg
Ambien
®
10 mg
11
0
0 5 10 15 20
1
2
3
4

Insomnia: Definition, diagnosis, prevalence Andrew Krystal, MD Insomnia: Definition, diagnosis, prevalence Andrew Krystal, MD

Next-day consequences
Insomnia overview
Insomnia overview
13
Difficulty Falling
Asleep
At least 3x per week
Difficulty Staying
Asleep
(MOTN awakening)
At least 3x per week
Waking Too
Early
At least 3x per week
Poor Quality of
Sleep
At least 3x per week
INSOMNIA
- More than one type of disturbance may be present
- Symptoms may vary over time
Diagnostic and Statistical Manual of Mental Disorders. 4 ed.1994; The International Classification of Sleep Disorders:
Diagnostic & Coding Manual, ICSD-2. 2 2005.
nd
th

Sleep maintenance symptoms are the most commonly
reported sleep problem
Sleep maintenance symptoms are the most commonly
reported sleep problem
14
Roth et al., Biological Psychiatry, 2011.
0.0
10.0
20.0
30.0
40.0
50.0
60.0
70.0
Sleep onset Maintenance
(MOTN awakening)
Early morning
awakening
Non-restorative
Sleep only

Stanford Sleep Epidemiology Research Center:
Middle of the night awakening: #1 insomnia symptom
Stanford Sleep Epidemiology Research Center:
Middle of the night awakening: #1 insomnia symptom
15
Population based epidemiology study: ~9,000 subjects over 4 years
Persistence:
- >90% report awakenings persist more than 6 months
- 50% report awakenings persist more than 5 years
(1) U.S. Census data, 2010; (2) Ohayon, et al., World Sleep Conference 2007; (3) Estimate based on percentage applied to adults with difficulty returning to sleep, with and without difficulty initiating sleep in Ohayon, et al., Sleep Medicine, 2010.
Ohayon, et al., Nocturnal Awakenings in the American
General Population: Prevalence and Consequences
235 M U.S. adults
(1)
x Ohayon
83 M
36 M
22 M
3.6 M
MOTN sufferers at least 3x week
(2)
…with difficulty returning to sleep
(2)
…without difficulty initiating sleep
(2)
…who seek MD treatment
(3)

Insomnia: consequences and co-morbidities Andrew Krystal, MD Insomnia: consequences and co-morbidities Andrew Krystal, MD

Consequences of insomnia
Consequences of insomnia

Walsh et al., World Association of Sleep Medicine, 2009.
Days out of work or role
>3x more for people with insomnia vs. people
with no insomnia
Prevalence of accidents or injury
>1.5x greater for people with insomnia vs.
people with no insomnia

> 25% of days out of work are attributable to insomnia
> 25% of days out of work are attributable to insomnia
Accidents (%) Days out of role/30 days (%)
Any insomnia 9.8 29.1
COPD 0.5 3.5
Diabetes
0.3 -1.5
Osteoarthritis
-0.1 2.6
GERD
0.9 4.0
Sleep apnea -0.6 1.1
Neuropathic pain 2.6 2.9
Chronic heart failure
0.3 2.3
Climacteric symptoms
0.3 2.1
Hypertension 3.9 6.2
Major depressive disorder
1.5 3.9
Rheumatoid arthritis
-0.1 0.7
All of the above disorders
18.0 52.0
Significant results given in orange (P<0.05)

Hajak et al., World Association of Sleep Medicine, 2009.

Insomnia symptoms in common co-morbid conditions
Insomnia symptoms in common co-morbid conditions
MOTN patient demographics are similar to those of other insomnia patients, but comorbid conditions seem to vary by presentation.
Insomnia presentation
MOTN only Bedtime only
MOTN &
Bedtime
N 240 170 370
Comorbid conditions:
Depression
Anxiety
Pain
43.6%
21.0%
13.7%
42.5%
41.3%
7.5%
39.9%
28.2%
14.5%

Roth et al., International Forum on Mood and Anxiety Disorders, 2010.

Insomnia: Current treatment practices Andrew Krystal, MD Insomnia: Current treatment practices Andrew Krystal, MD

Ancoli-Israel et al., SLEEP, 1999.
Patients with insomnia either present this as
a secondary complaint or, not at all
Patients with insomnia either present this as
a secondary complaint or, not at all
Never
discussed
69%
Discussed
sleep problem
during visit for
other
purposes
26%
Visited
specifically to
discuss sleep
problem
5%

All currently approved sleep aids are indicated for
bedtime administration only
All currently approved sleep aids are indicated for
bedtime administration only
Drug (generic) Brand name Half-life (h) Doses (mg)
Benzodiazepines
Estazolam ProSom 8-24 1, 2
Flurazepam Dalmane 48-120 15, 30
Quazepam Doral 48-120 7.5, 15
Temazepam Restoril 8-20 7.5, 15, 22.5, 30
Triazolam Halcion 2-4 0.125, 0.25
Nonbenzodiazepines
Zolpidem Ambien 1.5-2.4 5, 10
Zolpidem
extended-release
Ambien CR 2.8-2.9 6.25, 12.5
Zaleplon Sonata ~1 5, 10
Eszopiclone Lunesta 5-7 1, 2, 3
Melatonin receptor agonist
Ramelteon Rozerem 1-2.6 8
H
1
antagonist
Doxepin Silenor 15.3 3, 6

Current dosing strategies for MOTN insomnia may
promote prophylactic (every night) use
Current dosing strategies for MOTN insomnia may
promote prophylactic (every night) use
Bedtime prophylactic dosing
– The only current option/strategy
• Approved hypnotics are indicated for bedtime use
– Only Ambien CR, Lunesta and Silenor are indicated for sleep maintenance
• MOTN awakenings generally occur 3-5x per week, not every night
• Currently available 8 hr drugs often dosed nightly to prevent awakenings, whether or not treatment would have been needed
• A bedtime dosing strategy may be suited for patients who experience
MOTN awakening with difficulty returning to sleep >5 nights per week only

Middle of the night awakenings: what are physicians and patients doing now? Thomas Roth, PhD Middle of the night awakenings: what are physicians and patients doing now? Thomas Roth, PhD

No product is currently indicated or suited for prn
treatment at the time of a middle of the night awakening
No product is currently indicated or suited for prn
treatment at the time of a middle of the night awakening
MOTN awakenings, like other insomnia symptoms, typically
do not occur every night
An ideal therapeutic:
– Used only at the time patients need help returning to sleep, not every night in advance of a problem that may not occur
– Rapid onset: only half the night remaining
– Rapid offset: avoid next day residual effects despite MOTN dosing

Physician data: most MOTN patients do not experience
awakenings every night of the week
Physician data: most MOTN patients do not experience
awakenings every night of the week
n=294
Patients selected for multiple
and prolonged awakenings
Mean of 4-5 awakenings per
week
<20% awakening every night
26
Roth et al., International Forum on Mood and Anxiety Disorders, 2010.
Insomnia patient-record survey, n=890 Intermezzo
®
outpatient study
n=232 (MOTN patients)
34.1%
5 to 6 nights
per week
35.3%
3 to 4 nights
per week
8.6%
< 3 nights
per week
22.0%
every night

Epidemiologic data: off-label patient use of bedtime
hypnotics in the middle of the night is common
Epidemiologic data: off-label patient use of bedtime
hypnotics in the middle of the night is common
1,927 subjects who received a hypnotic Rx in last year
Results:
– ~11% of all hypnotic users sometimes take their sleep
aid in the middle of the night in order to return to sleep
– ~50% of those hypnotic users who reported middle of
the night awakening as their most bothersome insomnia
symptom sometimes take their bedtime sleep aid in the
middle of the night
Patients allow on average ~6.6 hrs between hypnotic use
after MOTN awakening and time to get up the next morning

Roth, Kessler et al., Society of Biological Psychiatry, 2011.

Exclusively at
bedtime (se)
Exclusively
MOTN (se)
MOTN awakening: the most bothersome sleep problem (%) 28.4 (3.0) 43.0 (3.9)
When MOTN is the most bothersome problem:
Mean number of nights per week with MOTN waking
Never get back to sleep after MOTN waking (%)
Average (mean) time to get back to sleep (in minutes)
4.3 (0.3)
1.9 (1.0)
73.7 (9.9)
3.5 (0.3)
2.9 (1.7)
86.1 (6.6)
1
Exclusive bedtime users in this table represent a 20% random sub-sample of all respondents in the main sample who reported exclusive bedtime use.
Epidemiologic data: characteristics of patients
taking hypnotics at bedtime vs MOTN
Epidemiologic data: characteristics of patients
taking hypnotics at bedtime vs MOTN
Characteristics of middle of the night sleep problems prior to beginning medication use among respondents who take prescription sleep medication either exclusively at bedtime (n = 303) or
MOTN (but never twice in a single night) (n = 209)
¹

Roth, Kessler et al., Society of Biological Psychiatry, 2011.

Intermezzo ® : Clinical Data Thomas Roth, PhD Intermezzo ® : Clinical Data Thomas Roth, PhD

Intermezzo
®
proposed indication statement
Intermezzo
®
proposed indication statement
Intermezzo
®
(zolpidem tartrate sublingual tablet)
is indicated for use as-needed for the treatment of
insomnia when a middle of the night awakening is
followed by difficulty returning to sleep

Novel formulation
Low dose
Fast acting
Sleep lab, objective data: 14 minute sleep
onset with 3.5 mg dose
No residual next-morning effects vs. placebo in
sleep lab and outpatient studies
Driving study primary statistical analysis: no
significant next morning effect vs. placebo 4 hrs
after dosing, consistent with proposed label
Sublingual tablet dissolves in ~ 2 minutes
pH drives zolpidem base, rapidly absorbed
28% of Ambien CR
®
dose
Intermezzo
®
: anticipated to be the first sleep aid for
use in the middle of the night at the time of awakening
Intermezzo
®
: anticipated to be the first sleep aid for
use in the middle of the night at the time of awakening

Favorable 4 hr
residual effects

PK comparison study: Intermezzo
®
3.5mg vs. Ambien 10mg PO (n=33)
Time (min)
9.6x
3.0x
1.5x
Intermezzo
®
3.5 mg
Ambien
®
10 mg
32
Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3xhigher Ambien
®
dose
Intermezzo
®
3.5 mg delivered
more zolpidem earlier than a ~3xhigher Ambien
®
dose
0
1
2
3
4
0 5 10 15 20

Intermezzo
®
offers potentially significant reduction in
patient exposure to zolpidem
Intermezzo
®
offers potentially significant reduction in
patient exposure to zolpidem
33
Nights of dosing
4 x 3.5mg=14mg
7 x 12.5mg=87.5mg
~84% reduction in
overall exposure
Hypothetical case based on 7 nights of prophylactic
bedtime dosing of Ambien CR vs. 4 nights of dosing with
Intermezzo
®
at the time a MOTN awakening occurs

Phase 3 sleep lab study Phase 3 sleep lab study

Intermezzo
®
: proportion of patients asleep following a
middle of the night awakening
Intermezzo
®
: proportion of patients asleep following a
middle of the night awakening
75%
56%
28%
Phase 3 sleep lab study n = 82

Next-day residual effects of Intermezzo
®
1.75 mg
and 3.5 mg vs. placebo
Next-day residual effects of Intermezzo
®
1.75 mg
and 3.5 mg vs. placebo
36
Phase 3 sleep lab study n = 82
0
10
20
30
40
50
60
70
Objective (DSST)
61.88
61.59
60.57
Placebo Intermezzo® 1.75 mg Intermezzo® 3.5 mg
Intermezzo
®
1.75mg
p<0.62
vs.
Placebo
p<0.44
vs.
Placebo
p<0.15
vs.
Placebo
p<0.91
vs.
Placebo
Intermezzo
®
3.5mg Placebo
0
10
20
30
40
50
60
70
Subjective (VAS)
62.35
64.25
63.56

Intermezzo
®
: “Good” or “Excellent” next day ratings
Intermezzo
®
: “Good” or “Excellent” next day ratings
Phase 3 sleep lab study n = 82
37
Sleep Quality
Refreshing Sleep Ability to Function
0
10
20
30
40
50
23.5
32.9
42.6
23.5
36.5
40.0
39.5
47.6
51.3
Placebo Intermezzo® 1.75 mg Intermezzo® 3.5 mg
Intermezzo
®
1.75mg
NS
p<0.017
vs.
Placebo
p<0.001
vs.
Placebo
p<0.001
vs.
Placebo
Intermezzo
®
3.5mg Placebo
p<0.024
vs.
Placebo
p<0.009
vs.
Placebo

Intermezzo ® outpatient study Intermezzo ® outpatient study

Intermezzo
®
: Latency to Sleep Onset, weekly
Intermezzo
®
: Latency to Sleep Onset, weekly
Phase 3 outpatient study n = 294
39
Baseline week 1 week 2 week 3 week 4
0
10
20
30
40
50
60
70
Placebo Intermezzo® 3.5 mg
Intermezzo
®
3.5mg
Placebo
p<0.0001
vs.
Placebo
p<0.0001
vs.
Placebo
p<0.0001
vs.
Placebo
p<0.0001
vs.
Placebo

Intermezzo
®
: average weekly treatment exposure
Intermezzo
®
: average weekly treatment exposure
40
Phase 3 outpatient study n = 294
Placebo
wk 1
Placebo
wk 2
week 1 week 2 week 3 week 4
0
1
2
3
4
5
Placebo Intermezzo® 3.5 mg
Intermezzo
®
3.5mg
Placebo

Intermezzo ® highway driving study Intermezzo ® highway driving study

Intermezzo
®
highway driving study overview
Intermezzo
®
highway driving study overview
Approximately 40 healthy adult volunteers
Highway driving over a one-hour period
Single-center (Maastricht), double-blind,
randomized, placebo-controlled
crossover design
Key comparisons:
– Intermezzo 3.5mg vs. placebo, dosed 4 hours prior to driving
– Intermezzo 3.5mg vs. placebo, dosed 3 hours prior to driving
– Zopiclone 7.5mg vs. placebo (positive control)
Key measure of driving performance: standard
deviation of lateral position (variability in lane position)
as compared to placebo

®
®

Intermezzo
®
highway driving study results
Intermezzo
®
highway driving study results
4 hrs after MOTN Intermezzo
dosing
– Test condition consistent with proposed label
– Primary analysis (symmetry): no statistically significant effect
– Secondary analysis (mean): statistically significant but small effect of 0.8 cm SDLP
3 hrs after MOTN Intermezzo
dosing
– Test condition included to characterize risk profile of
Intermezzo when not used according to label
– Primary analysis (symmetry): statistically significant effect up to
4.0 cm SDLP
– Secondary analysis (mean): statistically significant but small effect of 1.5 cm SDLP
– One drive discontinued at 3 hour condition due to excessive drowsiness
43
®
®
®

Mean change in SDLP (cm) and 95% confidence intervals (cross-study comparison)
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2.5 4.0
0
5 10 15
Mean change in SDLP (cm)
(1)
Mean change in SDLP produced
by 0.05% blood alcohol is 2.4 cm
(EU DUI concentration limit). 2.5
cm was used as primary cutpoint in
TSPT driving study.
(2)
Mean change in SDLP produced
by 0.08% blood alcohol is 4.2 cm
(USA DUI concentration limit). 4.0
cm was used as a secondary
cutpoint in TSPT driving study.
Flurazepam 30mg 10-11hrs
Temazepam 20mg 10-11hrs
Zaleplon 20mg 4-5 hrs
Lormetazepam 1mg 10-11hrs
Intermezzo
®
3.5mg 4-5 hrs
Nitrazepam 10mg 10-11hrs
Loprazolam 1mg 10-11hrs
Intermezzo
®
3.5mg 3-4 hrs
Lormetazepam 1mg     10-11hrs
Flunitrazepam 2mg 10-11hrs
Lormetazepam 2mg     10-11hrs
Zopiclone 7.5mg 10-11hrs
Zolpidem 20mg 4-5 hrs
Flurazepam 30mg       10-11hrs
Loprazolam 2mg 10-11hrs
Zolpidem 10mg 4-5 hrs
Flurazepam 15mg       10-11hrs
Oxazepam 50mg 10-11hrs
Zopiclone 7.5mg 9-10 hrs
Drug & dose       Drive time
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I Zaleplon 10mg 4-5 hrs
Zolpidem 10mg 5-6 hrs
0.08%
(2)
0.05%
(1)
~   SDLP produced by BAC of

Estimated probability of exceeding SDLP 2.5 cm threshold for various hypnotics and 95% confidence intervals (cross-study comparison)

Zaleplon 10mg 4-5 hrs
Zaleplon 20mg 4-5 hrs
Intermezzo
®
3.5mg 4-5 hrs
Lormetazepam 1mg   10-11hrs
Intermezzo
®
3.5mg 3-4 hrs
Lormetazepam 1mg 10-11hrs
Temazepam 20mg 10-11hrs
Nitrazepam 10mg   10-11hrs
Zolpidem 10mg 4-5 hrs
Zopiclone 7.5mg 9-10 hrs
Flurazepam 15mg  10-11hrs
Flunitrazepam 2mg 10-11hrs
Loprazolam 1mg 10-11hrs
Lormetazepam 2mg   10-11hrs
Flurazepam 30mg 10-11hrs
Flurazepam 30mg 10-11hrs
Oxazepam 50mg 10-11hrs
Loprazolam 2mg  10-11hrs
Zolpidem 20mg 4-5 hrs
Drug & dose      Drive time
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SDLP 2.4 cm driving impairment
associated with 0.05% blood alcohol
10% 20%
30% 40% 50% 60% 70% 80% 90% 100%
0

Estimated probability of exceeding SDLP 4.0 cm threshold for various hypnotics and 95% confidence intervals (cross-study comparison)

Intermezzo
®
3.5mg 4-5 hrs
Zaleplon 10mg 4-5 hrs
Zaleplon 20mg 4-5 hrs
Nitrazepam 10mg 10-11hrs
Lormetazepam 1mg 10-11hrs
Lormetazepam 1mg     10-11hrs
Intermezzo
®
3.5mg 3-4 hrs
Temazepam 20mg 10-11hrs
Flunitrazepam 2mg 10-11hrs
Lormetazepam 2mg     10-11hrs
Loprazolam 1mg 10-11hrs
Oxazepam 50mg 10-11hrs
Zopiclone 7.5mg 9-10 hrs
Zolpidem 10mg 4-5 hrs
Flurazepam 15mg      10-11hrs
Flurazepam 30mg      10-11hrs
Flurazepam 30mg      10-11hrs
Loprazolam 2mg     10-11hrs
Zolpidem 20mg 4-5 hrs
Drug & dose     Drive time
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SDLP 4.2 cm driving impairment
associated with 0.08% blood alcohol
0 10% 20% 30% 40% 50% 60% 70% 80% 90% 100%

Driving study results - labeling vs. approvability:
HORIZANT
™
Prescribing Information
Driving study results - labeling vs. approvability:
HORIZANT
™
Prescribing Information
Prescribing Information: Warnings and Precautions
“HORIZANT causes significant driving impairment.”
“Patients being treated with HORIZANT should not drive until they have gained sufficient experience to assess whether HORIZANT impairs their ability to drive.”
“However, prescribers and patients should be aware that patients’
ability to assess their own driving competence…can be imperfect.”
47
HORIZANT
™
(gabapentin enacarbil) NDA approval for the
treatment of Restless Legs Syndrome: April 6, 2011
A nightly 1,200 mg dose of HORIZANT
™
produced significant
impairment 14 hours after dosing in a driving simulator study
FDA approval letter contains agreements to conduct a further post-marketing study of driving impairment

Question & answer Question & answer

Concluding remarks: Glenn A. Oclassen, CEO Concluding remarks: Glenn A. Oclassen, CEO

Estimating the MOTN market size at branded prices
Estimating the MOTN market size at branded prices
x mean length of therapy, currently marketed Rx sleep aids 108 to 169 days (4)
x per tablet branded pricing, currently marketed Rx sleep aids $5.05 to $5.67 (5)
= 100% market estimate: treatment seeking MOTN patients $1.9 B to $3.4 B
(1) U.S. Census data, 2010; (2) Ohayon, et al., World Sleep Conference 2007; (3) Estimate based on percentage applied to adults with difficulty returning to sleep, with and without difficulty initiating sleep in Ohayon, et al., Sleep Medicine (2010). (4) IMS: Length of therapy in the sleep disorder market, March 2007. Products evaluated are indicated for bedtime use: Ambien ® , Ambien CR ® , Lunesta ® , Restoril ® , Rozerem ® , Sonata ® , Desyrel ® ;
(5) Wolters Kluwer WAC pricing (branded) Jan 2011 (products evaluated: Ambien ® , Ambien CR ® , Lunesta ® , Silenor ® ;  Ambien ® and Ambien CR ®
are currently available in generic form).
50
Ohayon, et al., Nocturnal Awakenings in the American
General Population: Prevalence and Consequences
235 M U.S. adults
(1)
x Ohayon
MOTN sufferers at least 3x week
(2)
83 M
…with difficulty returning to sleep
(2)
36 M
…without difficulty initiating sleep
(2)
22 M
…who seek MD treatment
(3)
3.6M

Leading pain therapeutic franchise
2010 net revenue: ~$2.4 billion
Branded products include:
OxyContin
®
, MSContin
®
, Dilaudid
®
, Butrans
®
Sales force of >500 field reps calling on primary care
physicians and high prescribing specialists
High value pain prescribers tend to be significant insomnia
prescribers
Multi-year sales and marketing agreement with psychiatry
co-promote option, royalties and milestone payments
Commercialization partnership with Purdue Pharma
Commercialization partnership with Purdue Pharma

Commercialization agreement: key Transcept benefits
Commercialization agreement: key Transcept benefits
Co-promote option: foundation for a commercial future
– Transcept option: co-promote to psychiatrists as early as the first anniversary after Purdue launch
Milestone payments
– Upfront license fee: $25M received August 2009
– FDA approval milestone of $30M, reduced by $2M each 30-day period after June 30, 2010 ($6M if approved on July 14, 2011 PDUFA date)
– Up to $90M additional upon the achievement of certain patent milestones and net sales targets, including $10M for first formulation patent listed in Orange Book
Royalty structure
– Base royalty: mid-teens up to mid 20% level on net sales
– Co-promote royalty: additional double digit royalty on psychiatrist Rx net sales

U.S. primary care partnership: Purdue Pharma
Co-promote option 1 yr post
®
launch
3/31/11: $63M cash, equivalents & investments
No debt
Neuroscience / psychiatry
Intermezzo : middle of the night awakenings
Transcept: preparing for Intermezzo
® commercialization
Transcept: preparing for Intermezzo
® commercialization
53
Intermezzo PDUFA date July 14, 2011
Large markets,
unmet needs
Therapeutic focus
Commercial
platform
Strong balance
sheet
Near term
catalysts
TO-2061
: treatment resistant OCD
TO-2061 Phase 2 results: anticipated mid 2012
®
®
Intermezzo

Intermezzo
®
is a registered trademark of Transcept Pharmaceuticals, Inc.
Ambien
®
and Ambien CR
®
are registered trademarks of sanofi-aventis
Lunesta
®
is a registered trademark of Sunovion Pharmaceuticals Inc.
Zofran
®
and Paxil
®
are registered trademarks of The GlaxoSmithKline Group of Companies
Prozac
®
is a registered trademark of Eli Lilly & Co.
Luvox
®
is a registered trademark of Solvay Pharmaceuticals, Inc.
Zoloft
®
is a registered trademark of Pfizer Inc.